EXHIBIT 10.8

Dollar General Store #13726

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into effective as of the 6th day of November, 2012, by and between THE BROADWAY GROUP, L.L.C., an Alabama limited liability company, (herein referred to as “Assignor”), and IREIT NEWPORT DG, L.L.C., a Delaware limited liability company, (herein referred to as “Assignee”);

WITNESSETH:

WHEREAS, The Broadway Group, LLC, an Alabama limited liability company (the “Landlord”) entered into that certain Lease with Dolgencorp, LLC, a Kentucky limited liability company (the “Tenant”) dated effective the 11TH day of January, 2012, and as subsequently modified by Lease Commencement Date Agreement / Lease Modification Agreement #1 dated August 9, 2012, (herein referred to as the “Lease”), pertaining to the lease by said Tenant from Landlord of the real estate and improvements located at 107 Highway 411, Newport, Cocke County, Tennessee, and being more particularly described on Exhibit “A” attached hereto and made a part hereof by reference (the “Leased Premises”); and,

WHEREAS, a Memorandum of Lease was entered into by and between the Landlord and Tenant dated June 22, 2012, and was recorded June 27, 2012 in Book 1369, Page 179, in the Register’s Office for Cocke County, Tennessee; and,

WHEREAS, Assignor has agreed to assign all of its right, title and interest in and to the Lease and the Leased Premises to Assignee, and Assignee has agreed to assume and perform Assignor’s liabilities and obligations as Landlord arising under the Lease on and after the date hereof, all in accordance with this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.                                   Assignment. Assignor hereby assigns, transfers, and sets over to Assignee and Assignee does hereby accept such assignment, transfer and setting over to Assignee, all of Assignor’s rights, benefits, privileges and obligations as Landlord in and to the Lease.

2.                                   Indemnity by Assignor. Assignor shall indemnify and hold Assignee harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees and costs) arising out of any obligation or liability of the Landlord under the Lease which was to be performed or which became due prior to the date hereof.

3.                                   Assumption. Assignee hereby assumes all liabilities and obligations of Assignor as Landlord under the Lease, or which arise out of Assignor being the owner of the property which is the subject of the Lease, which arise on or after the date hereof and agrees to perform all obligations of Landlord under the Lease, which are to be performed or which become due on or after the date hereof.

4.                                   Indemnity by Assignee. Assignee shall indemnify and hold Assignor harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees) arising out of Assignee’s failure to perform any of Assignee’s obligations as Landlord under the Lease arising on or after the date upon which the Lease is assumed by Assignee hereunder.

5.                                   Representations and Warranties Assignor hereby represents and warrants to Assignee:

(a)                             That Assignor is the owner of the fee simple estate of the subject property, has full power and authority to assign the Lease to Assignee, and that said Lease has been executed by the proper parties;

(b)                             That all of the terms, provisions and conditions of Lease is currently in full force and effect according to its original terms and that there are no present defaults in the performance of any of such terms and conditions;

(c)                              That the Assignor has not executed a prior assignment of said Lease which remains in full force and effect.

(d)                             That the Assignor has not performed any acts or executed any instruments which might prevent the Assignee from operating any of the terms or conditions of this assignment and agreement or which would limit the Assignee in such operations;

(e)                              That the Assignor has not executed or granted any modification or amendment of the Lease, except as specifically enumerated herein;

(f)                               That the Assignor has been paid all amounts due as Landlord under the Lease and the Tenant in said Lease is current in the amounts due Assignor as Landlord; and,

(g)                              That there are no outstanding obligations of the Assignor as Landlord under the Lease.

6.                                   Further Assurances. Assignor covenants with Assignee and Assignee covenants with Assignor that each will execute or procure any additional documents necessary to establish the rights of the other hereunder.  Assignor does further assign to Assignee all security deposits, if any, paid by the Tenant specified in said Lease.

7.                                   Counterparts. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.

8.                                   Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors, heirs and assigns.

IN WITNESS WHEREOF, the undersigned Assignor has caused this Assignment to be executed by its duly authorized Manager to be effective as of the date set forth above.

ASSIGNOR:

THE BROADWAY GROUP, L.L.C., an Alabama limited liability company

BY:	BROADWAY MANAGEMENT, LLC,
Its Manager

	By:	/s/ Robert M. Broadway
Robert M. Broadway, Manager

STATE OF ALABAMA	)
:
MADISON COUNTY	)

Before me, the undersigned authority, a Notary Public in and for said County and State aforesaid, personally appeared Robert M. Broadway, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the Manager of Broadway Management, LLC, an Alabama limited liability company, the Manager of The Broadway Group, LLC, an Alabama limited liability company, the within named bargainor, and that he, as such Manager, is authorized by the maker to execute the within instrument on its behalf, and who acknowledged that he executed the within instrument on behalf of maker for the purposes therein contained.

Witness my hand and official seal at office in Huntsville, Madison County, Alabama, this 1st day of November, 2012.

/s/ James G. Harrison
Notary Public
My Commission Expires: 7-15-2015

IN WITNESS WHEREOF, the undersigned Assignee has caused this Assignment to be executed by its duly authorized representative to be effective as of the date set forth above.

ASSIGNEE:

IREIT NEWPORT DG, L.L.C., a Delaware limited liability company

BY:	IREIT DG SPE MEMBER, L.L.C., a Delaware limited liability company, its Sole Member

	By:	INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation,
Its Sole Member

		By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title:	Treasurer/Chief Acctg. Officer

STATE OF ILLINOIS	)
:
DUPAGE COUNTY	)

Before me, the undersigned authority, a Notary Public in and for said County and State aforesaid, personally appeared David Z. Lichterman, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged himself to be the Treasurer of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, the sole Member of IREIT DG SPE MEMBER, L.L.C., a Delaware limited liability company, the Sole Member of IREIT NEWPORT DG, L.L.C., a Delaware limited liability company, the within named bargainor, and that he, as such officer, is authorized by the maker to execute the within instrument on its behalf, and who acknowledged that he executed the within instrument on behalf of maker for the purposes therein contained.

Witness my hand and official seal at office in Oak Brook, DuPage County, Illinois this 2nd day of November, 2012.

/s/ Susan Metzler
Notary Public
My Commission Expires: 5-5-15

EXHIBIT “A”

Beginning on an iron pin at Station 72+00(90’ Left) of centerline of U.S. 25W/70 along the South side and on the Easterly side of U.S. 411; thence leaving the said right of way of highways and with the common line of Jones (I.B. 1324 PG. 603) S00°37’30”W - 301.80’ to an iron pin in the line of Morgan (I.B. 1092 PG 366); thence with said Morgan N85°32’28”W - 319.00’ to an iron pin on the Easterly side of said U.S. 411; thence with said U.S. 411 N46°24’42”E - 197.78’ to an iron pin; thence N44°07’43”W - 14.00’ to an iron pin; thence N44°34’34”E - 130.00’ to an iron pin; thence N68°32’20”E - 103.78’ to an iron pin at the POINT OF BEGINNING, as shown on survey of Jonathan L. Lyons, P.L.S., RLS# 2002, 360° Surveying & Mapping, P.O. Box 554, Seymour, TN 37865, dated December 29, 2011, as revised October 29, 2012, Job No. 10311.

Being the same property conveyed to The Broadway Group, LLC, an Alabama limited liability company, by deed from Teddy Jones and wife, Kristy Jones, of record in Book 1368, Page 7 Register’s Office for Cocke County, TN.